UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 26, 2013
                Date of report (Date of earliest event reported)


                                 WEBFOLIO, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              333-182970                                   99-0370768
        (Commission File Number)               (IRS Employer Identification No.)


  1129 8 Street S.E. Calgary AB Canada                      T2G 2Z6
(Address of Principal Executive Offices)                   (Zip Code)

                                 (403) 863-6225
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 26, 2013, Board of Directors of the Registrant dismissed Stan J.H. Lee, CPA, its independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of Stan J.H. Lee, CPA as its independent auditor. None of the reports of Stan J.H. Lee on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Registration Statement on Form S-1, as amended, for the fiscal year ended May 31, 2012 a going concern qualification in the registrant's audited financial statements.

On August 23, 2013 the Company received notice from the Securities and Exchange Commission that Stan J.H. Lee, CPA had its registration revoked by the Public Company Accounting Oversight Board due to a violation of PCAOB Rule 4006.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Stan J.H. Lee, CPA whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stan J.E. Lee, CPA's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The Company has requested that Stan J.H. Lee, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. Stan J.H. Lee, CPA has declined to provide us with a currently dated letter.

As Stan J.H. Lee, CPA is no longer registered with the PCAOB, we have been advised that we may not include their audit reports or consents in future filings with the Securities and Exchange Commission. We will be required to have a new auditor, when engaged, re-audit any years audited by Stan J.H. Lee, CPA that are required to be included in future filings with the Securities and Exchange Commission.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2013


By: /s/ Robin Thompson
   ----------------------------------
Name:  Robin Thompson
Title: President & Director

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